Exhibit 32.2
CERTIFICATION OF PERIODIC FINANCIAL REPORTS
I, Stephen Coughlin, Executive Vice President and Chief Financial Officer of The AES Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of The AES Corporation.
Date: October 31, 2024

/s/ STEPHEN COUGHLIN
Name: Stephen Coughlin
Executive Vice President and Chief Financial Officer